SUPPLEMENT A-1


NATIONAL GRID USA AND SUBSIDIARIES




CONSOLIDATING STATEMENT OF INCOME

FOR THE YEAR ENDED MARCH 31, 2001



CONSOLIDATING BALANCE SHEET

AT MARCH 31, 2001



CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2001



CONSOLIDATING STATEMENT OF RETAINED EARNINGS

FOR THE YEAR ENDED MARCH 31, 2001



NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED

INDEX OF CONSOLIDATED WORKSHEETS

YEAR ENDED MARCH 31, 2001
															Page
															----
Consolidating Statement of Income.....................................................	 1

Consolidating Balance Sheet...........................................................	 2

Consolidating Statement of Cash Flows.................................................	 3

Consolidating Statement of Retained Earnings..........................................	 4

INDEX OF INDIVIDUAL COMPANY STATEMENTS

									Statement 	Balance	Statement of	Retained
									of Income 	Sheet	Cash Flows 	Earnings
									---------	--------	------------	---------

NATIONAL GRID USA (NGUSA PARENT)	1	2	3	4
NEW ENGLAND POWER COMPANY (NEP)	1	2	3	4
MASSACHUSETTS ELECTRIC COMPANY (MASS ELECTRIC)	1	2	3	4
THE NARRAGANSETT ELECTRIC COMPANY (NARR ELECTRIC)	1	2	3	4
GRANITE STATE ELECTRIC COMPANY (GRANITE STATE)	1	2	3	4
NANTUCKET ELECTRIC COMPANY (NANT ELECTRIC)	1	2	3	4
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY,
   INC. (NEHTECI)				1	2	3	4
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (NEHTC)	1	2	3	4
NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION (NEET)	1	2	3	4
NATIONAL GRID TRANSMISSION SERVICE CORP
   (NG TRANS SERVICE CORP)		1	2	3	4
NEW ENGLAND ENERGY INCORPORATED (NEEI)	1	2	3	4
WAYFINDER GROUP, INC. (WAYFINDER)	1	2	3	4
NEES COMMUNICATIONS, INC. (NEESCOM)	1	2	3	4
NEES ENERGY, INC. (NEES ENERGY)	1	2	3	4
EUA ENERGY INVESTMENT (EUA ENERGY INV)	1	2	3	4
METROWEST REALTY LLC (METROWEST)	1	2	3	4
NATIONAL GRID USA SERVICE COMPANY, INC.
   (NGUSA SERVICE COMPANY)		1	2	3	4


Page 1A		NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
INCOME STATEMENT
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

         	NGUSA		MASS		NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC
	-------	--------	--------	--------	-------	--------	-------	-----
Operating revenue		656.3	1,899.2	757.6	73.7	17.9	34.4	28.2
	------	-------	-------	------	-----	----	-----	----
Operating expenses:
Fuel for generation		14.3
Purchased electric energy		306.8	1,194.2	442.7	46.3	7.8
Other operation	9.3	69.6	380.9	94.6	14.1	3.6	4.1	9.4
Maintenance		31.8	44.2	18.8	2.2	0.5	1.0	0.2
Depreciation and amortization		78.8	77.8	32.5	2.8	2.4	8.9	5.9
Taxes, other than income taxes	0.2	22.3	39.8	54.3	2.4	0.5	3.5	2.6
Income taxes	4.3	45.0	49.3	43.9	1.5	0.5	4.0	2.3
	------	-------	--------	------	----	----	-----	----
Total operating expenses	13.8	568.6	1,786.2	686.8	69.3	15.3	21.5	20.4
	------	-------	--------	------	----	----	-----	----
Operating income	(13.8)	87.7	113.0	70.8	4.4	2.6	12.9	7.8
Other income:
Allowance for equity funds
 used during construction		0.3
Equity in income of
 companies	(172.7)	6.7
Amortization of goodwill		(17.9)	(53.2)	(25.8)	(1.0)	(0.9)
Other income (expense), net	293.1	3.5	(0.8)	(8.1)	0.1		0.2	0.1
	------		------	-----	-----	----	----	-----	----
Operating and other income	106.6	80.3	59.0	36.9	3.5	1.7	13.1	7.9
	------	------	-----	-----	----	----	-----	----
Interest:
Interest on long-term debt		17.8	27.7	13.8	1.6	1.6	6.1	3.7
Other interest	1.5	4.9	7.6	6.2	0.1	0.2
Allowance for borrowed funds
 used during construction		(0.7)	(0.3)
	------	------	-----	-----	----	----	-----	----
Total interest	1.5	22.0	35.0	20.0	1.7	1.8	6.1	3.7
	------	------	-----	-----	----	----	-----	----
Income after interest	105.1	58.3	24.0	16.9	1.8	(0.1)	7.0	4.2
Preferred dividends and net
 gain/loss on reacquisition of
 preferred stock of subsidiaries		0.1	2.7	0.4
Minority interests
	------	------	-----	-----	----	-----	-----	----
Net income	$105.1	$58.2	$21.3	$16.5	$1.8	$(0.1)	$7.0	$4.2
					======	======	=====	=====	====	======	=====	====




Page 1B		NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
INCOME STATEMENT
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
         		NG TRANS								EUA
		SERVICE						NEES		ENERGY		METRO
	NEET	CORP	NEEI	WAYFINDER	NEESCOM	ENERGY	INV	WEST
	----	--------	-----	---------	-------	------	-------	-----
Operating revenue	8.3				14.1			1.2
	----	------	-----	-----	-----	----	----	----
Operating expenses:
Fuel for generation
Purchased electric energy
Other operation	0.9	0.2		0.4	7.2	0.2
Maintenance	0.3
Depreciation and amortization	4.7				2.2			0.3
Taxes, other than income taxes	0.5				0.5
Income taxes	0.1	(0.1)		0.1	1.7	(0.1)	0.2
	----	------	-----	-----	-----	----	----	----
Total operating expenses	6.5	0.1		0.5	11.6	0.1	0.2	0.3
	----	------	-----	-----	-----	----	----	----
Operating income	1.8	(0.1)		(0.5)	2.5	(0.1)	(0.2)	0.9
Other income:
Allowance for equity funds
 used during construction
Equity in income of
 companies					(0.1)
Amortization of goodwill					(6.4)
Other income (expense), net				0.7	0.2		0.5
	----	------	-----	-----	-----	----	----	----
Operating and other income	1.8	(0.1)		0.2	(3.8)	(0.1)	0.3	0.9
	----	------	-----	-----	-----	----	----	----

Interest:
Interest on long-term debt	0.8
Other interest	0.3			0.1	0.2
Allowance for borrowed funds
 used during construction
	----	------	-----	-----	-----	----	----	----
Total interest	1.1			0.1	0.2
	----	------	-----	-----	-----	----	----		----
Income after interest	0.7	(0.1)		0.1	(4.0)	(0.1)	0.3	0.9
Preferred dividends and net
 gain/loss on reacquisition of
 preferred stock of subsidiaries
Minority interests
	----	------	-----	-----	-----	----	-----	----
Net income	$0.7	$(0.1)	$0.0	$0.1	$(4.0)	$(0.1)	$0.3	$0.9
					====	======	=====	=====	=====	=====	=====	====




Page 1C		NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
INCOME STATEMENT
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

         		NGUSA		TOTAL
		SERVICE	ADJUSTMENTS		NGUSA
		COMPANY	& ELIMINATIONS		CONSOLIDATED
			INCR/(DECR) (1)
		--------	--------------		-----------
Operating revenue			(372.8)		3,118.1
		-----	------		-------
Operating expenses:
Fuel for generation		2.1		16.4
Purchased electric energy			(340.2)		1,657.6
Other operation			(31.6)		562.9
Maintenance			0.6		99.6
Depreciation and amortization			1.2		217.5
Taxes, other than income taxes			0.5		127.1
Income taxes			0.4		153.1
		-----	-------		-------
Total operating expenses			(367.0)		2,834.2
		-----	-------		-------
Operating income			(5.8)		283.9
Other income:
Allowance for equity funds
 used during construction					0.3
Equity in income of
 companies			172.7		6.6
Amortization of goodwill					(105.2)
Other income (expense), net		1.8	(276.3)		15.0
		-----	-------		-------
Operating and other income		1.8	(109.4)		200.6
		-----	-------		-------

Interest:
Interest on long-term debt			0.8		73.9
Other interest			(6.9)		14.2
Allowance for borrowed funds
 used during construction					(1.0)
		-----	-------		-------
Total interest			(6.1)		87.1
		-----	-------		-------
Income after interest		1.8	(103.3)		113.5
Preferred dividends and net gain/loss on
 reacquisition of preferred stock of
 subsidiaries					3.2
Minority interests			5.2		5.2
		-----	-------		-------
Net income		$1.8	$(108.5)		$105.1
						=====	=======		=======

(1) Includes consolidated income statement activity of EUA for the post merger period of 4/19/00-4/30/00.


Page 2A
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
AT MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC
	-------	------	--------	--------	-------	--------	-------	-----
Assets

Utility plant,
 at original cost		846.9	2,033.9	1,024.5	79.1	45.5	220.6	169.2
Less accumulated
 depreciation and
 amortization		320.2	720.4	347.4	28.1	11.9	90.5	59.9
	------	--------	-------	-------	-----	------	------	------
		526.7	1,313.5	677.1	51.0	33.6	130.1	109.3
Construction work in
 progress		34.9	13.1	3.1	1.2
	------	--------	-------	-------	-----	------	------	------
Net utility plant		561.6	1,326.6	680.2	52.2	33.6	130.1	109.3
	------	--------	-------	-------	-----	------	------	------
Investments in
 nuclear power
 companies, at equity		46.5
Investments in other
 subsidiaries, at
 equity	3,697.4
Other investments
 at cost	44.9	30.7
Current assets	421.6	339.9	358.3	135.3	11.9	5.7	5.9	0.1
Goodwill, net of
 amortization		338.2	1,023.2	496.6	19.8	15.6
Deferred charges and
 other assets	23.0	1,572.3	249.5	156.1	6.3	3.1	3.8	4.4
	--------	--------	--------	--------	-----	------	------	------
	$4,186.9	$2,889.2	$2,957.6	$1,468.2	$90.2	$58.0	$139.8	$113.8
	========	========	========	========	=====	======	======	======




Page 2B
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
AT MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
		NG TRANS						EUA
		SERVICE					NEES	ENERGY	METRO
	NEET	CORP	NEEI	WAYFINDER	NEESCOM	ENERGY	INV	WEST
	-------	--------	-----	---------	-------	------	-------	-----
Assets

Utility plant,
 at original cost	91.2
Less accumulated
 depreciation and
 amortization	67.4
	------	------	-----	------	-----	------	------	------
	23.8
Construction work in
 progress
	------	------	------	------	-----	------	------	------
Net utility plant	23.8
	------	------	------	------	-----	------	------	------
Investments in
 nuclear power
 companies, at equity
Investments in other
 subsidiaries, at
 equity					0.3
Other investments
 at cost				2.1	85.5			10.5
Current assets	0.1	0.2	0.8	0.6	4.5	19.0	15.3	0.2
Goodwill, net of
 amortization					121.4
Deferred charges and
 other assets	0.1			4.0	1.1		0.3
	------	------	------	------	------	------	------	------
	$24.0	$0.2	$0.8	$6.7	$212.8	$19.0	$15.6	$10.7
	======	======	======	======	======	======	======	======




Page 2C
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
AT MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
			TOTAL
		NGUSA	ADJUSTMENTS  	NGUSA
		SERVICE	& ELIMINATIONS	CONSOLIDATED
		COMPANY	INCR/(DECR)
		--------	--------------	------------
Assets

Utility plant,
 at original cost		20.1	(0.1)	4,530.9
Less accumulated
 depreciation and
 amortization			4.3			1,650.1
		--------	---------	---------
			15.8		(0.1)	2,880.8
Construction work in
 progress						52.3
		--------	---------	---------
Net utility plant			15.8	(0.1)	2,933.1
		--------	---------	---------
Investments in
 nuclear power
 companies, at equity						46.5
Investments in other
 subsidiaries, at
 equity					(3,697.4)	0.3
Other investments
 at cost			100.4		30.9	305.0
Current assets			64.1		(427.3)	956.2
Goodwill, net of
 amortization						2,014.8
Deferred charges and
 other assets			110.6		(35.5)	2,099.1
		--------	----------	---------
			$290.9	$(4,129.4)	$8,355.0
		========	==========	=========




Page 2D
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
AT MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NGUSA		MASS		NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC
	-------	-------	---------	---------	--------	--------	--------	-----
Capitalization and
 liabilities

Common share equity	4,149.2	864.3	1,589.8	879.0	47.9	22.4	41.4	24.9
Minority interests in
 consolidated
 subsidiaries
Cumulative preferred
 stock		1.5	19.7	7.2
Long-term debt		410.3	372.7	133.7	15.0	24.6	55.4	33.1
	--------	--------	--------	-------	-----	-----	-----	------
Total capitalization	4,149.2	1,276.1	1,982.2	1,019.9	62.9	47.0	96.8	58.0
	--------	--------	--------	-------	-----	-----	-----	------
Current liabilities:
Long-term debt due
 within 1 year				20.2		1.5	6.5	4.0
Short-term debt			211.6	71.5	1.1	1.8		0.6
Other current
 liabilities	24.6	273.2	324.6	116.7	13.1	3.9	3.5	3.9
	--------	--------	--------	-------	-----	-----	-----	------
Total current
 liabilities	24.6	273.2	536.2	208.4	14.2	7.2	10.0	8.5
	--------	--------	--------	-------	-----	-----	-----	------
Deferred federal and
 state income taxes	(4.1)	272.3	227.5	107.8	5.5	2.0	24.0	19.3
Unamortized investment
 tax credits		9.3	14.6	8.1	0.7	0.1	9.0	5.2
Other reserves and
 deferred credits	17.2	1,058.3	197.1	124.0	6.9	1.7		22.8
	--------	--------	--------	--------	-----	------	------	------
	$4,186.9	$2,889.2	$2,957.6	$1,468.2	$90.2	$58.0	$139.8	$113.8
	========	========	========	========	=====	======	======	======




Page 2E
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
AT MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
		NG TRANS						EUA
		SERVICE					NEES	ENERGY	METRO
	NEET	CORP	NEEI	WAYFINDER	NEESCOM	ENERGY	INV	WEST
	-----	---------	------	---------	-------	------	------	-----
Capitalization and
 liabilities

Common share equity	1.2	(0.1)	(25.5)	(5.3)	121.1	(6.6)	16.0	3.1
Minority interests in
 consolidated subsidiaries

Cumulative preferred
 stock
Long-term debt	3.8	0.3	23.6	12.0	82.2	18.8		7.3
	-----	-----	-----	-----	------	-----	-----	-----
Total capitalization	5.0	0.2	(1.9)	6.7	203.3	12.2	16.0	10.4
	-----	-----	-----	-----	------	-----	-----	-----
Current liabilities:
Long-term debt due
 within 1 year	2.6
Short-term debt	3.9
Other current
 liabilities	1.9		2.7		7.3	6.8	0.3	0.3
	-----	-----	-----	-----	------	-----	-----	-----
Total current
 liabilities	8.4		2.7		7.3	6.8	0.3	0.3
	-----	-----	-----	-----	------	-----	-----	-----
Deferred federal and
 state income taxes	8.1				0.2		(1.1)
Unamortized investment
 tax credits	2.0
Other reserves and
 deferred credits	0.5				2.0		0.4
	-----	-----	-----	-----	------	------	------	-----
	$24.0	$0.2	$0.8	$6.7	$212.8	$19.0	$15.6	$10.7
	=====	=====	=====	=====	======	======	======	=====




Page 2F
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
AT MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

				   TOTAL
		NGUSA		ADJUSTMENTS		NGUSA
		SERVICE		& ELIMINATIONS		CONSOLIDATED
		COMPANY		INCR/(DECR)
		--------		--------------		------------
Capitalization and
 liabilities

Common share equity	8.7	(3,586.2)		4,145.3
Minority interests in
 consolidated
 subsidiaries		30.5		30.5
Cumulative preferred
 stock				28.4
Long-term debt		(144.3)		1,048.5
	-------	----------		--------
Total capitalization	8.7	(3,700.0)		5,252.7
	-------	----------		--------
Current liabilities:
Long-term debt due within 1 year				34.8
Short-term debt		(290.5)		0.0
Other current
 liabilities	31.1	(136.7)		677.2
	-------	----------		--------
Total current
 liabilities	31.1	(427.2)		712.0
	-------	----------		--------
Deferred federal and
 state income taxes	(23.3)			638.2
Unamortized investment
 tax credits				49.0
Other reserves and
 deferred credits	274.4	(2.2)		1,703.1
	-------	----------		--------
	$290.9	$(4,129.4)		$8,355.0
	=======	==========		========


Page 3A
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
		NGUSA		MASS	NARR	GRANITE	NANT
		PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC
	-------	--------	--------	--------	--------	--------	------- 	-----
Operating Activities:
Net income	105.1	58.3	24.0	16.9	1.8	(0.1)	7.0	4.2
Adjustments to reconcile net
 income to net cash provided
 by (used in) operating activities:
Decrease (increase) in
 undistributed earnings
 of subsidiaries	172.7
Depreciation and amortization		103.0	131.0	58.4	3.9	3.2	8.8	5.9
Deferred income taxes and
 investment tax credits, net	1.0	(11.5)	40.4	22.7	1.4	0.5	1.5	0.8
Allowance for funds used
 during construction		(1.0)	(0.3)
Minority interests
Decrease (increase) in other
 current assets	12.3	22.7	(105.3)	(30.6)	(6.1)	(2.7)
Decrease (increase) in regulatory
 and other non-current assets		152.6	(101.4)
Increase (decrease) in payables
 and other current liabilities	(22.5)	30.0	16.0	(8.6)	(0.4)	0.5	(2.3)	(3.9)
Increase (decrease) in purchased
 power obligations		(77.0)
Increase (decrease) in other non-
 current liabilities		(147.8)
Other, net	345.3	73.2	4.0	(4.0)	0.2	(0.1)	(0.9)	0.4
	------	------	----	-----	----	-----	-----	----
Net cash provided by (used
 in) operating activities	613.9	202.5	8.4	54.8	0.8	1.3	14.1	7.4
	------	------	----	-----	----	-----	-----	----
Investing Activities:
Note received from National Grid
 Group plc	620.0
Acquisition of Eastern Utilities
 Associates (EUA)	(640.5)
Payment of merger costs related to
 EUA acquisition	(32.7)
Plant expenditures, excluding
 allowance for funds used during
 construction		(56.5)	(85.9)	(43.3)	(4.3)	(1.1)
Change in assets held for sale	69.5
Decrease (increase) in
 other investing activities	(2.5)	(3.3)	(0.9)	(1.0)	(0.1)	(0.5)
	------	-----	-----	------	-----	-----	----	----
Net cash provided by (used
 in) investing activities	13.8	(59.8)	(86.8)	(44.3)	(4.4)	(1.6)	0.0	0.0
	------	-----	-----	------	-----	-----	----	----


Page 3B
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

         		NG TRANS					EUA
		SERVICE				NEES	ENERGY
	NEET	CORP	NEEI	WAYFINDER	NEESCOM	ENERGY	INV
	----	---------	-------	---------	-------	------	------
Operating Activities:
Net income	0.7	(0.1)	0.0	0.1	(4.0)	(0.1)	0.3
Adjustments to reconcile net
 income to net cash provided
 by (used in) operating activities:
Decrease (increase) in
 undistributed earnings of subsidiaries
Depreciation and amortization	4.7				8.6
Deferred income taxes and
 investment tax credits, net	(1.0)				0.1
Allowance for funds used
 during construction
Minority interests
Decrease (increase) in other
 current assets	0.3	(0.1)	0.3	0.6	(1.3)	(17.8)
Decrease (increase) in regulatory
 and other non-current assets						0.8
Increase (decrease) in payables
 and other current liabilities	0.7		(9.9)	(0.2)	3.3	6.8	(1.5)
Increase (decrease) in purchased
 power obligations
Increase (decrease) in other non-
 current liabilities
Other, net	0.1		(0.2)	1.0	1.8	66.1	8.8
	----	----	----	----	-----	----	----
Net cash provided by (used
 in) operating activities	5.5	(0.2)	(9.8)	1.5	8.5	55.8	7.6
	----	----	----	----	-----	----	----
Investing Activities:
Note received from National Grid
 Group plc
Acquisition of Eastern Utilities
 Associates (EUA)
Payment of merger costs related
 to EUA acquisition
Plant expenditures, excluding
 allowance for funds used during
 construction					(44.5)
Change in assets held for sale						137.5
Decrease (increase) in
 other investing activities
	----	----	----	----	-----	-----	----
Net cash provided by (used
 in) investing activities	0.0	0.0	0.0	0.0	(44.5)	137.5	0.0
	----	----	----	----	-----	-----	----


Page 3C
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

         			TOTAL
		NGUSA	ADJUSTMENTS
	METRO	SERVICE	& ELIMINATIONS	NGUSA
	WEST	COMPANY	INCR/(DECR)		CONSOLIDATED
	-----	-------	--------------	------------
Operating Activities:
Net income	0.9	1.8	(111.7)		105.1
Adjustments to reconcile net
 income to net cash provided
 by (used in) operating activities:
Decrease (increase) in
 undistributed earnings of subsidiaries		(172.7)		0.0
Depreciation and amortization	0.3		37.7		365.5
Deferred income taxes and
 investment tax credits, net		(2.2)	2.4		56.1
Allowance for funds used
 during construction					(1.3)
Minority interests			5.2		5.2
Decrease (increase) in other
 current assets	0.1	76.5	(115.6)		(166.7)
Increase (decrease) in regulatory
 and other non-current assets			(2.4)		49.6
Increase (decrease) in payables
 and other current liabilities	(0.1)	(11.2)	40.1		36.8
Increase (decrease) in purchased
 power obligations			(3.0)		(80.0)
Increase (decrease) in other non-
 current liabilities			(32.8)		(180.6)
Other, net	(0.3)	0.2	(334.6)		161.0
	----	----	------		------
Net cash provided by (used
 in) operating activities	0.9	65.1	(687.4)		350.7
	----	----	------		------
Investing Activities:
Note received from National Grid
 Group plc					620.0
Acquisition of Eastern Utilities
 Associates (EUA)					(640.5)
Payment of merger costs related
 to EUA acquisition			(19.6)		(52.3)
Plant expenditures, excluding
 allowance for funds used during
 construction		(0.9)	(3.2)		(239.7)
Change in assets held for sale		17.5			224.5
Decrease (increase) in
 other investing activities	0.3	(22.0)	5.0		(25.0)
	----	-----	------		------
Net cash provided by (used
 in) investing activities	0.3	(5.4)	(17.8)		(113.0)
	----	-----	------		------


Page 3D

NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

		NGUSA		MASS	NARR	GRANITE	NANT
		PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC
	-------	------	---------	--------	------- 	--------	--------	-----
Financing Activities:
Dividends paid to minority
 interests
Dividends paid on common
 shares	(69.5)	(256.5)					(6.7)	(4.4)
Dividends paid on common
 shares (out of OPIC)	(187.6)
Dividends paid on preferred stock		(0.1)	(2.5)	(0.4)
Long-term debt, net		(52.0)	(15.0)	(38.2)	(5.0)	(1.5)	(7.0)	(4.6)
Investment in common stock	(322.7)
Capital contribution from parent	187.6
Subordinated notes payable
 to parent, net	172.6
Changes in short-term debt	(95.0)	(38.5)	118.0	28.7	1.2	1.8		0.7
Return of capital to minority
 interests and related premium
Repurchase of common shares							(3.2)	(3.0)
Change in minority interest due to
 EUA acquisition
Preferred stock retirements &
 premium on redemption of preferred		(0.1)	(21.6)
Other	0.1
	------	------	------	-----	-----	-----	-----	-----
Net cash provided by (used
 in) financing activities	(314.5)	(347.2)	78.9	(9.9)	(3.8)	0.3	(16.9)	(11.3)
	------	------	------	-----	-----	-----	-----	-----
Net increase (decrease) in
 cash and cash equivalents	313.2	(204.5)	0.5	0.6	(7.4)	0.0	(2.8)	(3.9)
Cash and cash equivalents at
 beginning of year	102.4	226.9	4.8	1.5	7.6	0.1	6.1	3.9
	------	------	------	-----	-----	-----	-----	-----
Cash and cash equivalents at
 end of year	$415.6	$22.4	$5.3	$2.1	$0.2	$0.1	$3.3	$0.0
	======	======	======	=====	=====	=====	=====	=====


Page 3E
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
		NG TRANS					EUA
		SERVICE				NEES	ENERGY
	NEET	CORP	NEEI	WAYFINDER	NEESCOM	ENERGY	INV
	----	---------	-----	---------	-------	-------	------
Financing Activities:
Dividends paid to minority
 interests
Dividends paid on common
 shares	(0.5)
Dividends pain on common
 shares (out of OPIC)
Dividends paid on preferred stock
Long-term debt, net	(4.1)	0.3		(0.1)	36.5
Investment in common stock
Capital contribution from parent				(1.0)			(3.9)
Subordinated notes payable
 to parent, net						(193.2)
Changes in short-term debt
Return of capital to minority
 interests and related premium
Repurchase of common shares	(0.8)
Change in minority interest due to
 EUA acquisition
Preferred stock retirements &
 premium on redemption of preferred
Other
	-----	-----	-----	-----	-----	------	-----
Net cash provided by (used
 in) financing activities	(5.4)	0.3	0.0	(1.1)	36.5	(193.2)	(3.9)
	-----	-----	-----	-----	-----	------	-----
Net increase (decrease) in
 cash and cash equivalents	0.1	0.1	(9.8)	0.4	0.5	0.1	3.7
Cash and cash equivalents at
 beginning of year	0.0	-	9.9	0.1	0.2	0.0	0.4
	-----	-----	-----	-----	-----	------	-----
Cash and cash equivalents at
 end of year	$0.1	$0.1	$0.1	$0.5	$0.7	$0.1	$4.1
	=====	=====	=====	=====	=====	======	=====



Page 3F
NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

         			TOTAL
		NGUSA	ADJUSTMENTS
	METRO	SERVICE	& ELIMINATIONS	NGUSA
	WEST	COMPANY	INCR/(DECR)	CONSOLIDATED
	----	---------	--------------	------------
Financing Activities:
Dividends paid to minority
 interests			(5.1)		(5.1)
Dividends paid on common
 shares		(1.8)	269.9		(69.5)
Dividends paid on common
 shares (out of OPIC)					(187.6)
Dividends paid on preferred stock			3.0		0.0
Long-term debt, net	(1.2)		33.0		(58.9)
Investment in common stock			322.7		0.0
Capital contribution from parent		(17.6)	22.5		187.6
Subordinated notes payable
 to parent, net			20.6		0.0
Changes in short-term debt		(40.4)	(185.0)		(208.5)
Return of capital to minority
 interests and related premium			(2.9)		(2.9)
Repurchase of common shares			7.0		0.0
Change in minority interests due
 to EUA acquisition			(2.5)		(2.5)
Preferred stock retirements &
 premium on redemption of preferred					(21.7)
Other					0.1
	-----	-----	-------		------
Net cash provided by (used
 in) financing activities	(1.2)	(59.8)	483.2		(369.0)
	-----	-----	-------		------
Net increase (decrease) in
 cash and cash equivalents	0.0	(0.1)	(222.0)		(131.3)
Cash and cash equivalents at
 beginning of year	0.2	0.1	(42.1)		322.0
	-----	-----	-------		------
Cash and cash equivalents at
 end of year	$0.2	$0.0	$(264.1)		$190.7
	=====	=====	=======		======



Page 4A


NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
		NGUSA		MASS	NARR	GRANITE	NANT
		PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC
	-------	------	--------	--------	-------	--------	-------	-----

Retained earnings at
 beginning of year	2.2	1.4	(0.7)	(0.3)	0.0	0.1	0.3	0.2

Additions:
Net income after preferred
 dividends of subsidiaries	105.1	58.2	21.3	16.5	1.8	(0.1)	7.0	4.2
Acquisition adjustment		0.5	0.3	0.4

Deductions:
Common dividends declared
 /paid (2)	34.2						7.0	4.1
Repurchase of common stock
	-----	-----	-----	-----	-----	-----	-----	-----
Retained earnings at
 end of year	$73.1	$60.1	$20.9	$16.6	$1.8	$0.0	$0.3	$0.3
	=====	=====	=====	=====	=====	=====	=====	=====

(2) On June 20, 2000, the Board of Directors approved a cash dividend to National Grid Group plc of $187.6 million.
National Grid USA accounted for the dividend as a return of shareholder capital contributed and as such it was paid out of "Other paid-in Capital".  Subsequent to the return of capital by National Grid USA, National Grid Group plc made a capital contribution to National Grid USA of $187.6 million.



Page 4B


NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
		NG TRANS					EUA
		SERVICE				NEES	ENERGY
	NEET	CORP	NEEI	WAYFINDER	NEESCOM	ENERGY	INV
	----	---------	-----	---------	-------	-------	-------

Retained earnings at
 beginning of year	0.0	0.0	0.0	0.0	(0.1)	0.0	0.0

Additions:
Net income after preferred
 dividends of subsidiaries	0.7	(0.1)		0.1	(4.0)	(0.1)	0.3
Acquisition adjustment

Deductions:
Common dividends declared
 /paid (2)	0.4
Repurchase of common stock	0.1
	-----	------	----	----	------	------	-----
Retained earnings at
 end of year	$0.2	$(0.1)	$0.0	$0.1	$(4.1)	$(0.1)	$0.3
	=====	======	====	====	======	======	=====

(2) On June 20, 2000, the Board of Directors approved a cash dividend to National Grid Group plc of $187.6 million.
National Grid USA accounted for the dividend as a return of shareholder capital contributed and as such it was paid out of "Other paid-in Capital".  Subsequent to the return of capital by National Grid USA, National Grid Group plc made a capital contribution to National Grid USA of $187.6 million.



Page 4C


NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2001
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
			TOTAL
		NGUSA	ADJUSTMENTS
	METRO	SERVICE	& ELIMINATIONS	NGUSA
	WEST	COMPANY	INCR/(DECR)	CONSOLIDATED
	------	-------		--------------		------------

Retained earnings at
 beginning of year	0.1	0.1	(1.1)	2.2

Additions:
Net income after preferred
 dividends of subsidiaries	0.9	1.8	(108.5)	105.1
Acquisition adjustment			(1.2)	0.0

Deductions:
Common dividends declared
 /paid (2)			(11.5)	34.2
Repurchase of common stock			(0.1)	0.0
	-----	-----	------	------

Retained earnings at
 end of year	$1.0	$1.9	$(99.2)	$73.1
	=====	=====	======	======

(2) On June 20, 2000, the Board of Directors approved a cash dividend to National Grid Group plc of $187.6 million.
National Grid USA accounted for the dividend as a return of shareholder capital contributed and as such it was paid out of "Other paid-in Capital".  Subsequent to the return of capital by National Grid USA, National Grid Group plc made a capital contribution to National Grid USA of $187.6 million.